Exhibit 10.10

CDN.$2,475,000,000 REVOLVING TERM CREDIT FACILITY

FIFTH AMENDING AGREEMENT MADE AS OF AUGUST 7, 2015 TO THE

CREDIT AGREEMENT MADE AS OF AUGUST 3, 2011

BETWEEN

ENBRIDGE INC.

as Borrower

AND

THE FINANCIAL INSTITUTIONS AND OTHER PERSONS

SET FORTH ON SCHEDULE A HERETO,

and such other persons

as become parties hereto as lenders,

as Lenders

AND

THE TORONTO-DOMINION BANK

as Agent of the Lenders

TD Securities, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce and BNP

Paribas

as Joint Bookrunners

TD Securities, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, RBC

Capital Markets and BNP Paribas

as Co-Lead Arrangers

The Toronto-Dominion Bank

as Administrative Agent

The Bank of Nova Scotia

as Syndication Agent

Canadian Imperial Bank of Commerce, RBC Capital Markets, BNP Paribas

and Bank of Montreal

as Co-Documentation Agents

FIFTH AMENDING AGREEMENT

THIS AGREEMENT is made as of August 7, 2015

BETWEEN:

ENBRIDGE INC., a corporation subsisting under the laws of Canada (hereinafter referred to as the “Borrower”),

OF THE FIRST PART,

- and -

THE FINANCIAL INSTITUTIONS SET FORTH ON THE SIGNATURE PAGES HEREOF UNDER THE HEADING “LENDERS:” (hereinafter sometimes collectively referred to as the “Lenders” and sometimes individually referred to as a “Lender”),

OF THE SECOND PART,

-and-

THE TORONTO-DOMINION BANK, a Canadian chartered bank, as agent of the Lenders (hereinafter referred to as the “Agent”),

OF THE THIRD PART.

WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.	Interpretation

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“Credit Agreement” means the credit agreement made as of August 3, 2011 between the Borrower, the Lenders and the Agent as amended by the first amending agreement made as of August 1, 2012, the second amending agreement made as of July 31, 2013, the third amending agreement made as of February 13, 2014 and the fourth amending agreement made as of July 14, 2014, and supplemented by any assignment agreements entered into prior to this Fifth Amending Agreement.

“Fifth Amending Agreement” means this Fifth Amending Agreement.

1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3 The division of this Fifth Amending Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Fifth Amending Agreement. The terms “this Fifth Amending Agreement”, “hereof”, “hereunder” and similar expressions refer to this Fifth Amending Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4 This Fifth Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

2.	Amendments and Supplements

2.1 Extension of Maturity Date. The reference to “August 3, 2019” in the definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby deleted and replaced with “August 3, 2020”. The parties hereto hereby confirm and agree that the Maturity Date is hereby extended to August 3, 2020.

2.2 New Schedule A; Revised Commitments. Schedule A to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto, inter alia, to provide that the Commitment of each Lender shall be the amount set forth opposite its name on such new Schedule A.

2.3 Maximum Amount of Short Notice Loans by any one Short Notice Lender. Section 2.23(5) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(5) The aggregate Outstanding Principal of the Short Notice Loans outstanding to any Short Notice Lender shall not exceed Cdn.$150,000,000 less such Lender’s Rateable Portion of all outstanding Syndicated Loans and less, in the case of the Overdraft Lender, all outstanding Overdraft Loans.”

2.4 Increase in Short Notice Loans. Section 2.23(6) of the Credit Agreement is hereby amended to delete “Cdn.$150,000,000” and to substitute “Cdn.$300,000,000” therefor. The parties hereto hereby confirm and agree that the aggregate Outstanding Principal of all outstanding Short Notice Loans shall not exceed Cdn.$300,000,000.

2.5 Section 8.1. Sections 8.1(m) and (n) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

“(m)	Ownership of EPI

As at the date hereof, the Borrower, directly or through Subsidiaries or by any combination thereof, owns: (i) Voting Shares to which are attached not less than a majority of the aggregate votes attaching to all outstanding Voting Shares of EPI; and (ii) not less than a majority of the outstanding Equity Shares of EPI.

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(n)	Ownership of NW

As at the date hereof, NW is, directly or indirectly, a wholly-owned Subsidiary of the Borrower.

(o)	Ownership of Enbridge Gas

As at the date hereof, a wholly-owned Subsidiary of NW is the holder of all of the issued and outstanding common shares of Enbridge Gas.”

2.6 Sanctions. The following new covenant is hereby added as Section 9.1(o) of the Credit Agreement:

“(o)	Sanctions

The Borrower will not use the proceeds of any Loan hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of, or business with, any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of a Sanction, or in any manner that will result in a violation of a Sanction by the Borrower or Subsidiary or, to the knowledge of the Borrower or any Subsidiary, by any other person.”

2.7 New Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in their correct alphabetical order:

““Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Sanction” means any economic or trade sanction imposed or administered by (i) the Canadian government (including, without limitation, those economic or trade sanctions imposed or administered under the Special Economic Measures Act (Canada) or the United Nations Act (Canada) or any associated regulations); or (ii) any other sanctions authority of any jurisdiction where the Borrower or any Subsidiary maintains assets or otherwise engages in business, including, if applicable, those economic or trade sanctions imposed or administered by the United States government (including, without limitation, those economic or trade sanctions imposed or administered by the Office of Foreign Assets Control of the United States Department of the Treasury), the United Nations Security Council, the European Union or her Majesty’s Treasury.”

2.8 Provision of Unconsolidated Annual Financial Statements. Section 9.1(b) of the Credit Agreement is hereby amended to delete Section 9.1(b)(iii) in its entirety and to add the following as Sections 9.1(b)(iii) and 9.1(b)(iv):

“(iii) Unconsolidated Annual Financials – as soon as available, and in any event, within 90 days after the end of each of its fiscal years, copies of unaudited annual financial statements for the Borrower on an unconsolidated basis consisting of a statement of financial position, statement of earnings and statement of cash flows for each such year,

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together with the notes thereto, all prepared in accordance with GAAP consistently applied; and

(iv) Compliance Certificate – concurrently with furnishing the financial statements pursuant to Sections 9.1(b)(i), (ii) or (iii), a Compliance Certificate from the Borrower.”

2.9 Minimum Consolidated Shareholders’ Equity. The text of Section 9.3(a) of the Credit Agreement is hereby deleted in its entirety and replaced with “[reserved]”.

2.10 Issue Test Replaced by Maintenance Test. Section 9.3(b) of the Credit Agreement is hereby deleted in it is entirety and replaced with the following:

“(b)	Maintenance Test

The Borrower shall maintain, as of the last day of each Fiscal Quarter, a ratio of Consolidated Funded Obligations to Maintenance Test Total Consolidated Capitalization of no more than 75%. For the purposes of this Section 9.3(b), the principal of all Consolidated Funded Obligations or Subordinated Debt which is payable or will be payable in a foreign currency shall be converted to Canadian Dollars at the noon rate of exchange for Canadian interbank transactions on the date which Maintenance Test Total Consolidated Capitalization is determined.”

2.11 Replacement of Definition of Issue Test Total Consolidated Capitalization. In Section 1.1 of the Credit Agreement and in all other places where they appear in the Credit Agreement, the words “Issue Test Total Consolidated Capitalization” are hereby replaced with the words “Maintenance Test Total Consolidated Capitalization”.

2.12 Definition of CDOR Rate. The definition of CDOR Rate in Section 1.1 of the Credit Agreement is hereby amended to add the following proviso at the end thereof:

“; provided that if the CDOR Rate as determined above is less than zero, then the CDOR Rate will be deemed to be zero.”

2.13 Definition of Libor Rate. The definition of Libor Rate in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Libor Rate” means, for each Interest Period applicable to a Libor Loan, the rate of interest per annum, expressed on the basis of a year of 360 days (as determined by the Agent and rounded upwards to the next 1/100 of 1%):

(a)	applicable to United States Dollars and appearing on the display referred to as “LIBOR01 Page” (or any display substituted therefor) of Reuters Limited (or any successor thereto or Affiliate thereof) that displays the ICE Benchmark Administration Limited (or its successor) Interest Settlement Rate applicable to such Interest Period as of 11:00 a.m. (London, England time) on the second Banking Day prior to the first day of such Interest Period; or

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(b)	if such rate does not appear on such Reuters display, or if such display or rate is not available for any reason, the rate per annum at which United States Dollars are offered by the principal lending office in London, England of the Agent (or of its Affiliates if it does not maintain such an office) in the London interbank market at approximately 11:00 a.m. (London, England time) on the second Banking Day prior to the first day of such Interest Period, in each case in an amount similar to such Libor Loan and for a period comparable to such Interest Period, provided that if the Libor Rate as determined above is less than zero, then the Libor Rate will be deemed to be zero.”

2.14 Change in Law. Section 11.3(1) of the Credit Agreement is hereby amended to add the following new sentence immediately after the first sentence thereof:

“Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States, Canadian or other regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in applicable law for the purposes of this Section 11.3(1), regardless of the date enacted, adopted or issued.”

2.15 Exchange and Confidentiality of Information. Section 14.1(2) of the Credit Agreement is hereby amended as follows:

(a)	by revising Section 14.1(2)(c) to add the following phrase immediately after the reference to “professional advisors” in the second line thereof:

“and insurers and reinsurers and any actual or prospective counterparty (or its advisors) to any securitization, swap or derivative transaction relating to the Borrower, its Subsidiaries and the Obligations”; and

(b)	by revising Section 14.1(2)(e) to delete the phrase “a participation” in the third line thereof and replace same with the phrase “an actual or prospective assignment of or participation”.

2.16 Attornment and Waiver of Jury Trial. Section 14.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“14.12	Attornment and Waiver of Jury Trial

(1) The parties hereto each hereby attorn and submit to the jurisdiction of the courts of the Province of Alberta in regard to legal proceedings relating to the Documents. For the purpose of all such legal proceedings, this Agreement shall be deemed to have been performed in the Province of Alberta and the courts of the Province of Alberta shall have jurisdiction to entertain any action arising under this Agreement. Notwithstanding the foregoing, nothing in this Section

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shall be construed nor operate to limit the right of any party hereto to commence any action relating hereto in any other jurisdiction, nor to limit the right of the courts of any other jurisdiction to take jurisdiction over any action or matter relating hereto.

(2) The parties hereto each hereby waive any right they may have to, or to apply for, trial by jury in connection with any matter, action, proceeding, claim or counterclaim arising out of or relating to the Documents or any of the transactions contemplated thereby.”

3.	Fee

3.1 Extension and Amendment Fee. The Borrower hereby agrees to pay to the Agent, for each Lender which is not a Non-Extending Lender, an extension and amendment fee in Canadian Dollars in the amount previously offered by the Borrower to the Lenders in respect hereof.

4.	Representations and Warranties

The Borrower hereby represents and warrants as follows to each Lender and the Agent and acknowledges and confirms that each Lender and the Agent is relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)	It is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation or creation and has all the requisite corporate capacity, power and authority to carry on its business as presently conducted and to own its property; and

(ii)	It has the requisite corporate capacity, power and authority to execute and deliver this Fifth Amending Agreement.

(b)	Authorization; Enforceability

It has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Fifth Amending Agreement, and this Fifth Amending Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding-up, insolvency, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction with respect thereto.

(c)	Credit Agreement Representations and Warranties

Except for those representations and warranties expressly stated to be made as of a certain date, each of the representations and warranties set forth in Article 8 of the Credit Agreement is true and accurate in all material respects as of the date hereof.

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The representations and warranties set out in this Fifth Amending Agreement shall survive the execution and delivery of this Fifth Amending Agreement and the making of each Drawdown, notwithstanding any investigations or examinations which may be made by the Agent, the Lenders or Lenders’ Counsel. Such representations and warranties shall survive until the Credit Agreement has been terminated.

5.	Conditions Precedent

The amendments and supplements to the Credit Agreement contained herein shall be effective upon, and shall be subject to, the satisfaction of the following conditions precedent:

(a)	the Borrower shall have paid to the Agent, for the account of the Lenders, the fee contemplated by Section 3 hereof; and

(b)	the Agent shall have received all executed counterparts to this Fifth Amending Agreement.

The foregoing conditions precedent are inserted for the sole benefit of the Lenders and the Agent and may be waived in writing by all of the Lenders, in whole or in part (with or without terms and conditions).

6.	Confirmation of Credit Agreement and other Documents

The Credit Agreement and the other Documents to which the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Fifth Amending Agreement, shall be and continue to be in full force and effect and the Credit Agreement, as amended and supplemented by this Fifth Amending Agreement, and each of the other Documents to which the Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective upon satisfaction of the conditions precedent set forth in Section 5 hereof. This Fifth Amending Agreement shall constitute a Document for purposes of the Credit Agreement and the other Documents. The execution, delivery and effectiveness of this Fifth Amending Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Documents, nor constitute a waiver of any provision of any of the Documents.

7.	Further Assurances

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Fifth Amending Agreement.

8.	Counterparts

This Fifth Amending Agreement may be executed in any number of counterparts and delivered by facsimile or other means of electronic communication, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and

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the same instrument, and it shall not be necessary in making proof of this Fifth Amending Agreement to produce or account for more than one such counterpart.

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IN WITNESS WHEREOF the parties hereto have executed this Fifth Amending Agreement as of the date first above written.

ENBRIDGE INC.

By:	/s/ Patrick R. Murray
Patrick R. Murray
Vice President, Treasury

By:	/s/ Tyler W. Robinson
Tyler W. Robinson
Vice President & Corporate Secretary

LENDERS:

THE TORONTO-DOMINION BANK

By:	/s/ Greg Hickaway
Name: Greg Hickaway
Title: Managing Director

By:	/s/ Glen Cameron
Name: Glen Cameron
Title: Director

ROYAL BANK OF CANADA

By:	/s/ Tim J. VandeGriend
Name: Tim J. VandeGriend
Title: Authorized Signatory

By:
Name:
Title:

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BNP PARIBAS

By:	/s/ Michael Gosselin
Name: Michael Gosselin
Title: Managing Director

By:	/s/ Zainuddin Ahmed
Name: Zainuddin Ahmed
Title: Vice President

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Randy Geislinger
Name: Randy Geislinger
Title: Executive Director

By:	/s/ Joelle Chatwin
Name: Joelle Chatwin
Title: Executive Director

THE BANK OF NOVA SCOTIA

By:	/s/ John Hunt
Name: John Hunt
Title: Managing Director

By:	/s/ Michael Linder
Name: Michael Linder
Title: Director

HSBC BANK CANADA

By:	/s/ Jean-Philippe Gariazzo
Name: Jean-Philippe Gariazzo
Title: Director

By:	/s/ Jason Lang
Name: Jason Lang
Title: Director

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BANK OF MONTREAL

By:	/s/ Ebba Jantz
Name: Ebba Jantz
Title: Director

By:	/s/ Jennifer Guo
Name: Jennifer Guo
Title: Associate

UBS AG, CANADA BRANCH as a Non-Extending Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director Banking Products Services, US

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

DNB CAPITAL LLC

By:	/s/ Robert Dupree
Name: Robert Dupree
Title: Senior Vice President

By:	/s/ Asulv Tveit
Name: Asulv Tveit
Title: First Vice President

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DEUTSCHE BANK AG, CANADA BRANCH

By:	/s/ Paul Uffelmann
Name: Paul Uffelmann
Title: Vice President

By:	/s/ David Gynn
Name: David Gynn
Title: Chief Financial Officer

NATIONAL BANK OF CANADA

By:	/s/ John Niedermier
Name: John Niedermier
Title: Suthorized Signatory

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

SOCIÉTÉ GÉNÉRALE

By:	/s/ Yao Wang
Name: Yao Wang
Title: Director

By:
Name:
Title:

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BANK OF AMERICA, N.A., CANADA BRANCH

By:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

By:
Name:
Title:

MIZUHO BANK, LTD.

By:	/s/ Brad C. Crilly
Name: Brad C. Crilly
Title: Senior Vice-President

By:
Name:
Title:

CITIBANK, N.A., CANADIAN BRANCH

By:	/s/ Jonathan Cain
Name: Jonathan Cain
Title: Authorized Signatory

By:
Name:
Title:

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BANK OF TOKYO - MITSUBISHI UFJ (CANADA)

By:	/s/ Catherine Siu
Name: Catherine Siu
Title: Vice President

By:
Name:
Title:

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

By:
Name:
Title:

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AGENT:

THE TORONTO-DOMINION BANK, in its capacity as Agent

By:	/s/ Feroz Haq
Name: Feroz Haq
Title: Director, Loans Syndications - Agency

By:
Name:
Title:

SHORT NOTICE LENDERS:

THE TORONTO-DOMINION BANK, in its capacity as Short Notice Lender

By:	/s/ Greg Hickaway
Name: Greg Hickaway
Title: Managing Director

By:	/s/ Glen Cameron
Name: Glen Cameron
Title: Director

ROYAL BANK OF CANADA, in its capacity as Short Notice Lender

By:	/s/ Tim J. VandeGriend
Name: Tim J. VandeGriend
Title: Authorized Signatory

By:
Name:
Title:

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BANK OF MONTREAL, in its capacity as Short Notice Lender

By:	/s/ Ebba Jantz
Name: Ebba Jantz
Title: Director

By:	/s/ Jennifer Guo
Name: Jennifer Guo
Title: Associate

CANADIAN IMPERIAL BANK OF COMMERCE, in its capacity as Short Notice Lender

By:	/s/ Randy Geislinger
Name: Randy Geislinger
Title:Executive Director

By:	/s/ Joelle Chatwin
Name: Joelle Chatwin
Title: Executive Director

THE BANK OF NOVA SCOTIA, in its capacity as Short Notice Lender

By:	/s/ Michael Linder
Name: Michael Linder
Title: Director

By:	/s/ Blair Graves
Name: Blair Graves
Title: Associate

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SCHEDULE A

LENDERS AND COMMITMENTS

Lender	Commitment
The Toronto-Dominion Bank	Cdn.$	263,300,000
Royal Bank of Canada	Cdn.$	305,300,000
BNP Paribas	Cdn.$	275,000,000
Canadian Imperial Bank of Commerce	Cdn.$	233,000,000
The Bank of Nova Scotia	Cdn.$	226,300,000
HSBC Bank Canada	Cdn.$	175,000,000
Bank of Montreal	Cdn.$	170,100,000
UBS AG, Canada Branch	Cdn.$	135,000,000
DNB Capital LLC	Cdn.$	150,000,000
Deutsche Bank AG, Canada Branch	Cdn.$	110,000,000
National Bank of Canada	Cdn.$	80,000,000
Société Générale	Cdn.$	75,000,000
Bank of America, N.A., Canada Branch	Cdn.$	71,000,000
Mizuho Bank, Ltd.	Cdn.$	70,000,000
Citibank, N.A., Canadian Branch	Cdn.$	66,000,000
Bank of Tokyo-Mitsubishi UFJ (Canada)	Cdn.$	35,000,000
Morgan Stanley Bank, N.A.	Cdn.$	35,000,000

Total:	Cdn.$	2,475,000,000

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